UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 1, 2006


                                 INTERMEC, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               001-13279               95-4647021
  (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation)         file number)        Identification Number)


                      6001 36th Avenue West                       98203-1264
                       Everett, Washington                        (Zip Code)
                         www.intermec.com
  (Address of principal executive offices and Internet site)


       Registrant's telephone number, including area code: (425) 265-2400


                                   UNOVA, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 1, 2006, UNOVA, Inc., a Delaware corporation (the "Registrant"), changed its name to Intermec, Inc. The name change was effected by the merger of the Registrant's wholly-owned Delaware subsidiary, Intermec, Inc., into the Registrant pursuant to Section 253 of the Delaware General Corporation Law. The Registrant was the surviving entity, but changed its name to that of its former subsidiary in conjunction with the merger. Article I of the Registrant's Certificate of Incorporation was amended to state the Registrant's new name. There were no other changes to the Certificate of Incorporation. The Certificate of Ownership and Merger filed with the State of Delaware is attached as Exhibit 3.1 hereto.

The Registrant continues to be the parent company of Intermec Technologies Corporation, which is incorporated in the State of Washington. Intermec Technologies Corporation develops, manufactures, integrates and provides services for global supply chain solutions, including RFID (radio frequency identification), mobile computing and automated data collection systems.

The Web site for the Registrant and Intermec Technologies Corporation is www.intermec.com. The charters of the committees of the Registrant's Board of Directors, the Standards of Conduct applicable to all employees and the Board of Directors, the Corporate Governance Guidelines and information about communications with the Board have not been changed, except to reflect the new name, and are available on that Web site under Investor Relations, Corporate Governance.


Item 8.01    Other Events.

On January 3, 2006, the Registrant issued a press release announcing the completion of the corporate name change and the commencement of trading of its common stock on the New York Stock Exchange under the new trading symbol IN. The press release is attached hereto as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number         Description
-------        -----------
3.1            Certificate of Ownership and Merger of Intermec, Inc. into UNOVA,
               Inc.

99.1           Press release issued by the Registrant dated January 3, 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Intermec, Inc.



                                     By:           /s/ Janis L. Harwell
                                         ---------------------------------------
                                                     Janis L. Harwell
                                          Senior Vice President, General Counsel
                                                  and Corporate Secretary



January 6, 2006